SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 1, 2003

                         DIALYSIS CORPORATION OF AMERICA
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             (Exact name of registrant as specified in its charter)

           Florida                     0-8527                 59-1757642
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(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)             File Number)         Identification No.)

       1344 Ashton Road, Hanover, Maryland                  21076
      ----------------------------------------           ----------
      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (410) 694-0500

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Item 5.  Other Events and Required FD Disclosures

     On June 1, 2003 the Company purchased the minority interests, each 30%, of two of its Georgia subsidiaries, which operate dialysis treatment
facilities, from the member for $[     ] for each minority portion or an
aggregate of $[     ].  The initial 50% payment was made on June 1, 2003 with
the balance due June 1, 2004. The selling member is the medical director of one of the subsidiaries in which he is selling his minority interest and the medical director of two other of the Company's dialysis facilities in Georgia. Should the medical director or any of his affiliated companies breach any of his agreements with the Company or its subsidiaries, 50% of the consideration for the minority interests will be forfeited. The Company now owns 100% of these dialysis facilities, each of which has grown and is profitable.

     The Company entered into a Loan Agreement to lend a Virginia physician
up to $[     ] to acquire a medical practice.  On June 27, 2003, the Company
provided an initial $[     ].  The physician issued a Promissory Note and
Security Agreement which provides for repayment of the loan by April 21, 2008 with interest at prime at the date of the Loan Agreement, which was 4.25%. The loan is secured by all the non-Medicare/Medicaid Accounts receivable, cash, contracts, contract rights and general intangibles of the medical practice being acquired, and proceeds paid to the medical practice under the Medicare/Medicaid programs.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Business Acquired

         None

     (b) Pro Forma Financial Information

         None

     (c) Exhibits

         (10) Material Contracts

              (i) Loan Agreement between the Company and a Physician, dated April 22, 2003.

              (ii) Promissory Note and Security Agreement from a Physician dated April 22, 2003.

[   ] Confidential portions omitted have been filed separately with the
      Securities and Exchange Commission.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DIALYSIS CORPORATION OF AMERICA

                                          /s/ Stephen W. Everett
                                       By---------------------------------
                                          STEPHEN W. EVERETT,
                                          Chief Executive Officer and
                                          President

Dated:  July 15, 2003

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                                 EXHIBIT INDEX

(10) Material Contracts

         (i) Loan Agreement between the Company and a Physician, dated April 22, 2003.

         (ii) Promissory Note and Security Agreement from a Physician dated April 22, 2003.